UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 12, 2017

CARDINAL RESOURCES, INC.

(Exact  Name of Registrant as Specified in Charter)

Nevada	000-54983	47-1579622
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Penn Center Blvd. Suite 401 Pittsburgh, PA		15235
(Address of Principal Executive Offices)		(Zip Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01 Changes in Registrant’s Certifying Accountant

On June 12, 2017, Cardinal Resources, Inc. (hereafter, “we” “us” “our” or the “Company”) received a letter of resignation from its independent registered accountant, Malone Bailey LLP (hereafter “Malone Bailey”).

The Company did not have Malone Bailey audit its past two (2) years of financial statements.  We have not had any disagreements with Malone Bailey concerning accounting principles or practices, financial statement disclosure, nor auditing scope or procedure.

(d) Exhibits.

16.1 Letter from Malone Bailey LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPX Global, Inc.
Date: June 21,2017	By:	/s/ Kevin Jones
Kevin Jones
Chief Executive Officer